SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Natixis Funds Trust II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

January 30, 2023

DEAR SHAREHOLDER,

As a shareholder in AlphaSimplex Global Alternatives Fund and/or AlphaSimplex Managed Futures Strategy Fund (“Acquired Funds”), each a series of Natixis Funds (“Natixis”), you recently received a proxy communication via email or a proxy statement and proxy card(s) in the mail in connection with the Special Meeting of Shareholders to be held on March 9, 2023.

Shareholders are being asked to consider and approve an Agreement and Plan of Reorganization (“Plan”) between Virtus Partners, Inc. (“Virtus”) and the Acquired Funds. If shareholder approval is obtained for each Fund, the Funds will be acquired by Virtus.

After careful consideration, your Board of Trustees of Natixis unanimously recommends shareholders vote FOR the Plan proposal. It is important that you exercise your right to vote. Please take a moment to sign, date and mail the enclosed proxy card in the pre- paid envelope or follow the instructions below to vote by internet or telephone.

How will the acquisition affect my investment?

Although, your Fund (s) will become part of Virtus, it will retain autonomy over its investment process and day to day portfolio management will remain the same. It is important for you to know:

•	There will be NO increase in your fees and expenses

•	Your current Portfolio Managers will continue to manage your investment(s)

•	Your Fund will continue with an identical investment objective and similar investment strategies.

Both Acquired Funds have a unique shareholder base that is predominantly owned by retail investors. You and your fellow shareholders will have a substantial positive impact on the vote if you act early. Please see voting options below.

Vote by Phone by calling 1-833-290-2573 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 10 a.m. to 11 p.m. Eastern time. You may also call the toll-free number on the enclosed card and follow the prompts.

Vote by Internet by visiting the internet address on the enclosed card and following the instructions.

Vote by Mail by completing, signing, and dating the enclosed card and returning it in the enclosed prepaid return envelope.

If you have any questions or need assistance in voting, please contact our proxy solicitor, Di Costa Partners (“DCP”) at: 1 (833) 290-2573. Please note that a DCP representative may call you to assist you in voting.

Thank you,

DAVID L. GIUNTA

PRESIDENT

5436283.1.1

Natixis Funds P.O. Box 219579 Kansas City, MO 64121-9579 800-225-5478 im.natixis.com

Natixis Distribution, LLC is located at 888 Boylston St., Suite 800 Boston, MA 02199-8197. Member FINRA | SIPC

February 8, 2023

DEAR SHAREHOLDER,

As a shareholder in AlphaSimplex Global Alternatives Fund and/or AlphaSimplex Managed Futures Strategy Fund (“Acquired Funds”), each a series of Natixis Funds (“Natixis”), I am pleased to report that your fellow shareholders have responded and have shown strong support for the Agreement and Plan of Reorganization between Virtus Partners, Inc. (“Virtus”) and the Acquired Funds. Greater than xx% of the votes cast to date support the proposal.

Please join your fellow shareholders by taking a few minutes to sign, date and mail the enclosed proxy card on the prepaid envelope or follow the instructions below to vote by telephone or internet. The Acquired Funds Special Meeting of Shareholders is to be held on March 9, 2023.

Both Acquired Funds have a unique shareholder base that is predominantly owned by retail investors. You and your fellow shareholders will have a substantial positive impact on the vote if you act early. Please see voting options below:

Vote by Phone by calling 1-833-290-2573 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 10 a.m. to 11 p.m. Eastern time. You may also call the toll-free number on the enclosed card and follow the prompts.

Vote by Internet by visiting the internet address on the enclosed card and following the instructions.

Vote by Mail by completing, signing, and dating the enclosed card and returning it in the enclosed prepaid return envelope.

Please note that your fund will become part of Virtus, but the day-to-day portfolio management will remain the same and there will be NO increase in your fees and expenses. I will continue to keep you updated.

If you have any questions or need assistance in voting, please contact our proxy solicitor, Di Costa Partners (“DCP”) at 1 (833) 290-2573. Please note that a DCP representative may call you to assist in voting.

Thank you,

DAVID L. GIUNTA

PRESIDENT

5436283.1.1

Natixis Funds P.O. Box 219579 Kansas City, MO 64121-9579 800-225-5478 im.natixis.com

Natixis Distribution, LLC is located at 888 Boylston St., Suite 800 Boston, MA 02199-8197. Member FINRA | SIPC

Natixis Funds

CALL CENTER OUTBOUND CALLING SCRIPT

Hello, my name is (CSR FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Repeat the greeting if necessary)

I am calling on a recorded line regarding your current investment in (FUND NAME). Materials were sent to you for the upcoming Special Meeting of Shareholders scheduled to take place on March 9th, 2023 and at this time we have not yet received your vote. The Board of Trustees are recommending a vote in favor. Would you like to vote along with the recommendations?

(Pause for shareholder’s response)

If YES or a positive response from the shareholder:

(Proceed to confirmation)

If NO or a shareholder hasnt recieved information:

The purpose of the Meeting is to seek shareholder approval of the Reorganization of Natixis AlphaSimplex Funds into corresponding Acquiring Funds managed by Virtus Alternative Investment Advisers, Inc.

The Natixis AlphaSimplex Funds current portfolio managers are expected to continue to manage the Acquiring Funds with identical investment objectives and substantially identical principal investment strategies. The management fees charged will remain the same.

No changes to the investment program or change in the day-to-day portfolio management are expected, and the Reorganization is expected to be a tax-free transaction for federal income tax purposes.

With that being said your Board of Trustees are recommending shareholders vote in favor. Would you like to vote along with the recommendations?

(Pause for shareholder’s response) (If Shareholder has additional questions refer to factsheet)

If shareholder still chooses not to vote:

I understand you do not wish to vote at this time thank you and have a great day.

Shareholder Not Available:

We can be reached toll-free at 1-833-290-2573, Monday through Friday between the hours of 10:00AM and 10:00PM Eastern time. Your time today is appreciated. Thank you and have a good day.

Confirming the vote with the shareholder:

I am recording your vote (RECAP VOTING INSTRUCTIONS FOR ALL PROPOSALS) on all accounts.

For confirmation purposes please state your full name.

(Pause for shareholder’s response)

According to our records, you reside in (city, state, zip code).

(Pause for shareholder’s response)

To ensure that we have the correct address for the letter confirming your vote, please state your street address.

(Pause for shareholder’s response)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll-free number listed in the letter. Mr./Mrs./Ms. (SHAREHOLDER’S LAST NAME), your vote is important and your time today is appreciated. Thank you and have a good (MORNING, AFTERNOON, EVENING).

5436317.1.1

FOR DCP and DA PURPOSES ONLY	Updated: 1/30/2023

Natixis Funds CALL CENTER ANSWERING MACHINE SCRIPT

Hello.

I’m calling on behalf of your current investment in the Natixis AlphaSimplex Funds.

The Special Meeting of Shareholders is scheduled to take place on March 9th, 2023. All shareholders are being asked to consider and vote on important matters. As of today, your vote has not been registered.

Your vote is important.

Please contact us as soon as possible, toll-free 1-833-290-2573, Monday through Friday between the hours of 10:00AM and 10:00PM Eastern time to cast your vote.

Thank you and have a good day.

5436294.1.1

FOR DCP and DA PURPOSES ONLY	Updated: 1/30/2023

AlphaSimplex Funds

INBOUND LINE MESSAGING

INBOUND - CLOSED RECORDING

Thank you for calling the Natixis AlphaSimplex Funds proxy voting line. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 10:00 a.m. to 10:00 p.m. Eastern Time. Thank you and have a nice day.

INBOUND - CALL IN QUEUE MESSAGE

Thank you for calling the Natixis AlphaSimplex Funds proxy voting line. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE*

Thank you for calling the Natixis AlphaSimplex Funds proxy voting line. The Special Meeting of Shareholders scheduled for Thursday, March 9th, 2023 was held. As a result, this toll-free number is no longer in service for proxy related shareholder calls. If you have questions about your Investment, please contact your Financial Advisor or call the Funds at 1-800-225-5478. Thank you.

5436302.1.1

*	Please note that the End of Campaign Message should not be applied until Di Costa Partners has provided instruction to do so.

FOR DCP and DA PURPOSES ONLY